UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2020

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2020, Global Eagle Entertainment Inc. (the “Company” or “we”) entered into a Tenth Amendment to Credit Agreement (the “First Lien Amendment”) among the Company, the guarantors party thereto (the “Guarantors”), the lenders party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), which First Lien Amendment amends the terms of that certain Credit Agreement, dated as of January 6, 2017, by and among the Company, the Guarantors identified on the signature pages thereto, each lender from time to time party thereto (collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender (as amended, supplemented or otherwise modified from time to time, including pursuant to the First Lien Amendment, the “Credit Agreement”).

In addition, on April 15, 2020, the Company entered into a Third Amendment to Securities Purchase Agreement (the “Second Lien Amendment”) among the Company, the Guarantors, and each purchaser party thereto, which Second Lien Amendment amends that certain Securities Purchase Agreement, dated as of March 8, 2018, by and among the Company, Searchlight II TBO, L.P., Searchlight II TBO-W, L.P., and Cortland Capital Market Services LLC, as collateral agent (as amended, supplemented or otherwise modified from time to time, including pursuant to the Second Lien Amendment, the “Purchase Agreement”; the notes issued thereunder, the “Second Lien Notes”).

First Lien Amendment

The First Lien Amendment modified the Credit Agreement, including, with respect to the following terms:

•

The deadline for delivery of audited consolidated annual financial statements of the Company for the fiscal year ended December 31, 2019 has been extended from April 16, 2020 until May 14, 2020 (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission), and a “going concern” qualification will be permitted.

•

The deadline for delivery of unaudited consolidated quarterly financial statements of the Company for fiscal quarter ended March 31, 2020 has been extended from the date that is 45 days after the end of such fiscal quarter until June 29, 2020 (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission).

•	The deadline for delivery of a consolidated budget for fiscal year 2020 in respect of such fiscal year has been extended from 120 days after the end of the 2019 fiscal year until June 1, 2020.

•	The Company will not be required to comply with the maximum consolidated first lien net leverage ratio for the test period ended on March 31, 2020.

In addition, pursuant to the First Lien Amendment, the Lenders consented to the Second Lien Amendment and to the transactions contemplated thereby. The First Lien Amendment was conditioned upon the Company being current on all interest on the loans that was due and payable immediately prior to giving effect to the First Lien Amendment.

The First Lien Amendment includes the following additional covenants with respect to the Company:

•

The Company has agreed to furnish to advisors of the Lenders (on a “professional eyes only” basis) a rolling thirteen-week budget cash flow forecast on a consolidated basis for the Company and its subsidiaries, and a material variance report for the prior week as compared to the applicable previously furnished forecast, with such forecast to be updated every four weeks and the material variance report to be distributed on a weekly basis.

•

The Company has agreed to maintain undrawn revolving commitments plus cash and cash equivalents of the Company and its subsidiaries in an aggregate amount of not less than $17,500,000. As of March 31, 2020, the Company’s cash and cash equivalents were $54.3 million.

•

Senior management and certain advisors of the Company will be available to participate in such conference calls as the advisors of the Lenders may request to discuss the financial results and financial condition of the Company and its subsidiaries, and provide such other information regarding the financial results, financial condition and business affairs of the Company and its subsidiaries as the advisors of the Lenders may reasonably request.

•

Within five business days of the effective date of the First Lien Amendment, the Company will establish an independent committee of its board of directors, consisting of at least three members, each of whom is a Qualified Independent Director (as defined below), for the purpose of exploring financing, recapitalization, strategic transactions and other similar opportunities and transactions for the Company and its subsidiaries. “Qualified Independent Director” means (x) Jeffrey Leddy and (y) an individual who is not an affiliate, or a current or former employee, officer, member, or partner of the Company or any of its subsidiaries, Searchlight Capital Partners, L.P. (or any of its controlled investment affiliates or funds under its control), Nantahala Capital Management, LLC (or any of its controlled investment affiliates or funds under its control) or any holder or any affiliate of any holder of the Company’s funded indebtedness or more than 5% of the Company’s common stock. Authorization by such independent committee will be required in connection with the Company’s or its applicable subsidiaries’ entering into any such financing, recapitalization, strategic transaction or other similar opportunity or transaction.

Second Lien Amendment

The Second Lien Amendment modified the Purchase Agreement, including with respect to the following terms:

•

The deadline for delivery of audited consolidated annual financial statements of the Company for the fiscal year ended December 31, 2019 has been extended from the date that is 120 days after the end of such fiscal year until the date that is 30 days after May 14, 2020 (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission), and such financial statements may be subject to a “going concern” qualification.

•

The deadline for delivery of unaudited consolidated quarterly financial statements of the Company for fiscal quarter ended March 31, 2020 has been extended from the date that is 60 days after the end of such fiscal quarter until the date that is 15 days after June 29, 2020 (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission).

•	The deadline for delivery of a consolidated budget for fiscal year 2020 in respect of such fiscal year has been extended from 120 days after the end of the 2019 fiscal year until June 1, 2020.

Pursuant to the Second Lien Amendment, the noteholders consented to the First Lien Amendment and to the transactions contemplated thereby.

The descriptions contained herein of the First Lien Amendment and Second Lien Amendment are qualified in their entirety by reference to the terms of the First Lien Amendment and Second Lien Amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively and are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The Company has announced that its cash and cash equivalents were $54.3 million as of March 31, 2020.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 13, 2020, the Company received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) for continued listing on The Nasdaq Capital Market, as the market value of the Company’s listed securities was less than $35 million for the previous 30 consecutive business days. Under Nasdaq

Listing Rule 5810(c)(3)(C), the Company has a period of 180 calendar days, or until October 12, 2020, to regain compliance with the MVLS Rule. To regain compliance, during this 180-day compliance period, the market value of the Company’s listed securities must be $35 million or more for a minimum of 10 consecutive business days.

The Letter has no immediate effect on the continued listing status of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) on The Nasdaq Capital Market, and, therefore, the Company’s listing remains fully effective.

There can be no assurance that the Company will regain compliance with the MVLS Rule during the 180-day period in which to regain compliance or maintain compliance with the other Nasdaq listing requirements. Regardless of any outcome in connection with the MVLS Rule, as previously disclosed, if the Company fails to regain compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for at least ten consecutive business days prior to May 4, 2020, its Common Stock will be delisted.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2020, the Company filed with the Secretary of State of the State of Delaware, a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), which was approved by the Company’s stockholders at the Company’s special meeting of stockholders held on March 17, 2020 and by the Company’s board of directors (the “Board”).

The Certificate of Amendment effects a 1-for-25 reverse stock split of the Company’s Common Stock, in which each twenty-five (25) shares of Common Stock issued and outstanding as of April 15, 2020 will be combined and converted into one share of Common Stock. While the reverse stock split will decrease the number of outstanding shares of Common Stock, it will not change the total number of shares of Common Stock authorized for issuance by the Company, nor will it change the par value of the Common Stock. The reverse stock split is primarily intended to bring the Company into compliance with the MVLS Rule and the minimum bid price requirements for maintaining its listing on The Nasdaq Capital Market.

No fractional shares of Common Stock will be issued in connection with the reverse stock split. Instead, the Company will pay cash to any stockholder holding fractional shares as a result of the reverse stock split equal to such fraction multiplied by the closing price per share of Common Stock on The Nasdaq Capital Market as of April 14, 2020.

This summary of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

The Company expects that the reverse stock split-adjusted shares of its Common Stock will begin trading on The Nasdaq Capital Market at the open of the market on April 16, 2020 under the new CUSIP number 37951D300. No change will be made to the trading symbol for the Common Stock, “ENT”, in connection with the reverse stock split.

Item 7.01	Regulation FD Disclosure.

In connection with the discussions regarding the First Lien Amendment, the Company furnished to the lenders party thereto a management presentation and certain other information regarding the Company (the “Disclosure Information”), a copy of which is furnished hereto as Exhibit 99.1 and incorporated herein by reference. Statements made and information included in the Disclosure Information are made as of the date of such Disclosure Information and not as of the date hereof.

Subsequent to the date on which the Disclosure Information was provided to the lenders, the Company’s views on some of the matters set forth therein may have changed. As such, the Company’s future public filings may contain information that updates or supersedes some of the information contained in the Disclosure Information; however, the Company is under no obligation to update such Disclosure Information for the date hereof or any future date.

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K, we make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information available to us as of the date hereof and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of other factors, including the risks and uncertainties set forth in our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q.

The forward-looking statements herein speak only as of the date the statements are made (which is the date of this Current Report on Form 8-K). Investors should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 8.01.	Other Events.

On April 15, 2020, the Company issued a press release announcing the effective date of the reverse stock split. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Global Eagle Entertainment Inc., filed April 15, 2020.

10.1	Tenth Amendment to Credit Agreement, dated as of April 15, 2020, by and among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.

10.2	Third Amendment to Securities Purchase Agreement, dated as of April 15, 2020, by and among Global Eagle Entertainment. Inc., the guarantors party thereto, and each purchaser party thereto.

99.1	Disclosure Information.

99.2	Press Release, dated as of April 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: April 16, 2020